Exhibit 99.1

GigCapital5, Inc. Announces a One-Month Extension of the Combination Period

Palo Alto, CA – September 26, 2022 – GigCapital5, Inc. (“GigCapital5” or the “Company”) (NYSE: GIA.U; GIA; GIA.WS), a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities, today announced that it has funded the trust account maintained with Continental Stock Transfer & Trust Company with $160,000 payment for the first one-month extension period, by which it extended the date by which the Company must consummate a business combination until October 28, 2022.

In addition, on September 26, 2022, the Company extended a working capital promissory note to GigAcquisitions5, LLC for $65,000. The promissory note is non-interest bearing.

About GigCapital5

GigCapital5 is a blank check company, also commonly referred to as a special purpose acquisition company, or SPAC, formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase reorganization or similar business combination with one or more businesses or entities. While GigCapital5’s efforts to identify a target business may span many industries, the focus of GigCapital5’s search is for prospects within the technology, media and telecommunications, aerospace and defense, advanced medical equipment, intelligent automation and sustainable industries. GigCapital5 was sponsored by GigAcquisitions5, LLC, which was founded by GigFounders, LLC, each a member entity of GigCapital Global, and formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or similar business combination with one or more businesses.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. In addition, any statements that refer to characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. There can be no assurance that future developments affecting GigCapital5 will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements, including that the GigCapital5 stockholders will approve the transaction, that such stockholders will not exercise their redemption rights related to the GigCapital5 trust account and the ability of the post-combination company to meet the NYSE listing standards. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Additional factors that could cause actual results to differ are discussed under the heading “Risk Factors” and in other sections of GigCapital5’s filings with the SEC, and in GigCapital5’s current and periodic reports filed or furnished from time to time with the SEC. All forward-looking statements in this press release are based on information available to GigCapital5 as of the date hereof, and GigCapital5 assumes no obligation to update any forward-looking statement, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the Extension, GigCapital5 filed a definitive proxy statement (the “Definitive Statement”) containing a notice of special meeting and definitive proxy statement of GigCapital5. GigCapital5’s stockholders and other interested persons are advised to read the Definitive Statement, including any amendments thereto and other documents filed in connection with GigCapital5’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the Extension.

Stockholders may obtain a copy of the preliminary or definitive proxy statement, as well as other documents filed with the SEC by GigCapital5, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Chief Financial Officer, GigCapital5, Inc., 1731 Embarcadero Rd., Suite 200, Palo Alto, CA 94303, or by telephone at (650) 276-7040, or by contacting Morrow Sodali LLC, GigCapital5’s proxy solicitor, toll-free at (800) 662-5200.

Participants in the Solicitation

GigCapital5 and its respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital5 stockholders in respect of the Extension. Information regarding GigCapital5’s directors and executive officers is available in its final prospectus filed with the SEC under Rule 424(b)(4) on September 27, 2021. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the proxy statement related to the proposed business combination, which was filed on a Form DEF 14A on September 12, 2022, and which can be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

GigCapital5, Inc. Contact:

Brian Ruby

Managing Director, ICR

Brian.Ruby@icrinc.com